EXHIBIT 99.2
TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Year Ended December 31,
	2017	2016	2015	2014	2013

Net income attributed to Vector Group Ltd.	$84,572	$71,127	$59,198	$36,856	$37,300
Interest expense	173,685	142,982	120,691	160,991	132,147
Income (benefit) tax expense	(1,582)	49,163	41,233	33,165	23,672
Net income (loss) attributed to non-controlling interest	6,178	6,139	7,274	12,258	(252)
Depreciation and amortization	18,614	22,359	25,654	24,499	12,631
EBITDA	$281,467	$291,770	$254,050	$267,769	$205,498
Change in fair value of derivatives embedded within convertible debt (a)	(35,919)	(31,710)	(24,455)	(19,409)	(18,935)
Equity in losses (earnings) on long-term investments (b)	765	2,754	2,681	(3,140)	(3,126)
Impairment of investment securities	465	5,381	12,846	—	—
(Gain) loss on sale of investment securities available for sale	(169)	(2,907)	(11,138)	11	(5,152)
Equity in earnings from real estate ventures (c)	(21,395)	(5,200)	(2,001)	(4,103)	(22,925)
Loss on extinguishment of debt	34,110	—	—	—	21,458
Acceleration of interest expense related to debt conversion	—	—	—	5,205	12,414
Stock-based compensation expense (d)	10,887	10,052	5,620	3,251	2,519
Litigation settlement and judgment expense (e)	6,591	20,000	20,072	2,475	88,106
Impact of MSA Settlement (f)	(2,721)	247	(4,364)	(1,419)	(11,823)
Restructuring expense	—	41	1,819	—	—
Gain on acquisition of Douglas Elliman	—	—	—	—	(60,842)
Reclassification of EBITDA as a result of the consolidation of Douglas Elliman (g)	—	—	—	—	46,640
Purchase accounting adjustments (h)	(2,102)	5,230	1,435	1,478	—
Other, net	(5,064)	(3,224)	(393)	(10,273)	(4,454)
Adjusted EBITDA	$266,915	$292,434	$256,172	$241,845	$249,378
Adjusted EBITDA attributed to non-controlling interest	(7,576)	(10,696)	(11,267)	(15,858)	(13,717)
Adjusted EBITDA attributed to Vector Group Ltd.	$259,339	$281,738	$244,905	$225,987	$235,661

Adjusted EBITDA by Segment
Tobacco	$253,179	$268,121	$243,067	$208,997	$197,741
E-cigarettes	(888)	(1,403)	(13,037)	(13,124)	(1,019)
Real Estate (i)	27,848	38,716	38,111	56,036	64,866
Corporate and Other	(13,224)	(13,000)	(11,969)	(10,064)	(12,210)
Total	$266,915	$292,434	$256,172	$241,845	$249,378

Adjusted EBITDA Attributed to Vector Group by Segment
Tobacco	$253,179	$268,121	$243,067	$208,997	$197,741
E-cigarettes	(888)	(1,403)	(13,037)	(13,124)	(1,019)
Real Estate (j)	20,272	28,020	26,844	40,178	51,149
Corporate and Other	(15,688)	(13,000)	(11,969)	(10,064)	(12,210)
Total	$256,875	$281,738	$244,905	$225,987	$235,661

a.	Represents income or losses recognized from changes in the fair value of the derivatives embedded in the Company's convertible debt.

b.	Represents equity in losses (earnings) recognized from investments that the Company accounts for under the equity method.

c.	Represents equity in earnings recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.

d.	Represents amortization of stock-based compensation.

e.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

f.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

g.
Represents EBITDA of Douglas Elliman Realty, LLC for all periods prior to December 13, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty, LLC in its financial statements. The Company had previously accounted for its interest in Douglas Elliman Realty, LLC under the equity method, and operating income as well as depreciation and amortization expense from Douglas Elliman Realty, LLC, were not included in the Company's Adjusted EBITDA.

h.	Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

i.
Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $26,110, $36,657, $35,740, $50,655, and $45,710 for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC's entire Adjusted EBITDA.

j.
Includes Adjusted EBITDA for Douglas Elliman Realty, LLC less non-controlling interest of $18,431, $25,876, $25,229, $35,757, and $31,993 for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively. Amounts reported in this footnote have adjusted Douglas Elliman Realty, LLC's Adjusted EBITDA for non-controlling interest.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	For the three months ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017

Net income attributed to Vector Group Ltd.	$42,724	$19,264	$26,811	$(4,227)
Interest expense	37,539	43,234	46,691	46,221
Income tax (benefit) expense	(24,099)	6,472	18,827	(2,782)
Net income attributed to non-controlling interest	227	1,214	4,735	2
Depreciation and amortization	4,586	4,386	4,613	5,029
EBITDA	$60,977	$74,570	$101,677	$44,243
Change in fair value of derivatives embedded within convertible debt (a)	(9,777)	(9,437)	(8,134)	(8,571)
Equity in (earnings) losses on long-term investments (b)	(2,058)	303	1,459	1,061
Impairment of investment securities	286	53	87	39
Loss (gain) on sale of investment securities available for sale	114	(96)	(37)	(150)
Equity in earnings (losses) from real estate ventures (c)	4,962	47	(15,291)	(11,113)
Loss on extinguishment of debt	—	—	—	34,110
Stock-based compensation expense (d)	2,431	2,430	3,020	3,006
Litigation settlement and judgment expense (e)	800	4,104	102	1,585
Impact of MSA Settlement (f)	—	(1,826)	—	(895)
Purchase accounting adjustments (g)	(14)	(2,345)	144	113
Other, net	(1,714)	(1,821)	(848)	(1,169)
Adjusted EBITDA	$56,007	$65,982	$82,179	$62,259
Adjusted EBITDA attributed to non-controlling interest	(653)	(1,091)	(5,347)	(485)
Adjusted EBITDA attributed to Vector Group Ltd.	$55,354	$64,891	$76,832	$61,774

Adjusted EBITDA by Segment
Tobacco	$57,719	$66,076	$66,737	$62,775
E-cigarettes	(283)	(527)	(1)	(77)
Real Estate (h)	2,531	3,719	18,643	2,955
Corporate and Other	(3,960)	(3,286)	(3,200)	(3,394)
Total	$56,007	$65,982	$82,179	$62,259

Adjusted EBITDA Attributed to Vector Group by Segment
Tobacco	$57,719	$66,076	$66,737	$62,775
E-cigarettes	(283)	(527)	(1)	(77)
Real Estate (i)	1,878	2,628	13,296	2,470
Corporate and Other	(3,960)	(3,286)	(3,200)	(3,394)
Total	$55,354	$64,891	$76,832	$61,774

a.	Represents income or losses recognized from changes in the fair value of the derivatives embedded in the Company's convertible debt.

b.	Represents equity in losses (earnings) recognized from investments that the Company accounts for under the equity method.

c.	Represents equity in earnings recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.

d.	Represents amortization of stock-based compensation.

e.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

f.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

g.	Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

h.
Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $2,357, $3,772, $18,225, and $1,756 for the three months ended December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC's entire Adjusted EBITDA.

i.
Includes Adjusted EBITDA for Douglas Elliman Realty, LLC less non-controlling interest of $1,664, $2,663, $12,865, and $1,240 for the three months ended December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively. Amounts reported in this footnote have adjusted Douglas Elliman Realty, LLC's Adjusted EBITDA for non-controlling interest.